Exhibit 10.8

Loan Agreement

This Loan Agreement (the “Agreement”) is made and entered into by and between the Parties below as of April 19, 2018 in Shanghai, the People’s Republic of China (“China” or the “PRC”):

(1)	NIO Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise, organized and existing under the laws of the PRC, with its registered address at Room 115, No. 569 Anchi Road, Anting Town, Jiading District, Shanghai;

(2)	Bin LI (the “Borrower”), a citizen of China with Identification No.: ********.

In this Agreement, each of the Lender and the Borrower shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.	As of the date hereof, the Borrower holds 80% of equity interests in Shanghai Anbin Technology Co., Ltd. (the “Borrower Company”). All of the equity interest now held and hereafter acquired by the Borrower in the Borrower Company shall be referred to as the “Borrower Equity Interest;”

2.	The Lender agrees to provide the Borrower with a loan in the aggregate amount of RMB 24,000,000 to be used for the purposes set forth in this Agreement.

After friendly consultation, the Parties agree as follows:

1	Loan

1.1	In accordance with the terms and conditions of this Agreement, the Lender agrees to provide to the Borrower a loan in the aggregate amount of RMB 24,000,000 (the “Loan”). Once the Lender receives a notice from the Borrower requesting the provision of all or any part of the Loan during the term of this Agreement, the Lender shall within one (1) month after receiving such notice provide that portion of Loan to the Borrower. The term of the Loan shall be the term of this Agreement. During the term of the Loan, upon occurrence of any of the following circumstances, the term of the Loan shall accelerate and the Borrower shall immediately repay the full amount of the Loan (and any interest thereon):

1.1.1	Thirty (30) days elapsed after the Borrower receives a written notice from the Lender requesting repayment of the Loan (and all interest thereon);

1.1.2	The Borrower’s death, lack, or limitation of civil capacity;

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1.1.3	The Borrower ceases (for any reason) to be a shareholder of the Borrower Company or its affiliates, and the Borrower is not an employee of the Lender, the Borrower Company or their affiliates;

1.1.4	The Borrower engages in criminal act or is involved in criminal activities;

1.1.5	According to the applicable laws of China, foreign investors are permitted to invest in the principal business that is currently conducted by the Borrower Company in China, with a controlling stake and/or in the form of wholly foreign-owned enterprises, the competent government authorities of China begin to approve such investments, and the Lender elects to exercise the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement; or the Lender or the Borrower Company has violated or committed a breach of its representations, warranties, covenants or other obligations under the Exclusive Option Agreement;

1.1.6	The Borrower Company failed to obtain or renew any governmental approval or license necessary for the operation of its core business.

1.2	The Borrower agrees to accept the aforementioned Loan provided by the Lender, and hereby agrees and undertakes to use the Loan solely for the contribution of the registered capital of the Borrower Company, or for the working capital of the Borrower Company. Without the Lender’s prior written consent, the Borrower shall not use the Loan for any purpose other than as set forth herein.

1.3	The Lender and the Borrower hereby agree and confirm that the Borrower shall repay the Loan only through the following means (or other means approved by the Lender): by transferring the Borrower Equity Interest in whole to the Lender or the Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan (principal and any interest thereon) to the Lender or the Lender’s designated persons, in accordance with this Agreement and in the manner designated by the Lender.

1.4	The Lender and the Borrower hereby agree and confirm that to the extent permitted by the applicable laws, the Lender shall have the right (but not the obligation) to purchase or designate other persons (legal or natural persons) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.5	The Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes the Lender or a legal or natural person designated by the Lender to exercise all of the Borrower’s rights as a shareholder of the Borrower Company.

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1.6	When the Borrower transfers the Borrower Equity Interest to the Lender or the Lender’s designated person(s) in accordance with the Exclusive Option Agreement, (1) in the event that the transfer price of such Borrower Equity Interest equals to or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be an interest-free loan, (2) in the event that the transfer price of such Borrower Equity Interest exceeds the actual principal amount of the Loan under this Agreement, the excess over the actual principal amount shall be the interest of the Loan under this Agreement to the extent not prohibited by the PRC laws, and all of such interest shall be repaid by the Borrower to the Lender or otherwise paid by the Borrower to the Lender’s designated person(s) through legal means within ten (10) days after receiving the transfer price.

2	Representations and Warranties

2.1	Between the date of this Agreement and the date of termination of this Agreement, the Lender hereby makes the following representations and warranties to the Borrower:

2.1.1	The Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2	The Lender has the legal capacity to execute and perform this Agreement. The execution and performance by the Lender of this Agreement do not violate the Lender’s articles of association or other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3	This Agreement constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.

2.2	Between the date of this Agreement and the date of termination of this Agreement, the Borrower hereby makes the following representations and warranties:

2.2.1	The Borrower has the legal capacity to execute and perform this Agreement. The Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2	This Agreement constitutes the Borrower’s legal, valid, and binding obligations enforceable in accordance with its terms; and

2.2.3	There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower.

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3	Borrower’s Covenants

3.1	As and when he/she becomes, and for so long as he/she remains a shareholder of the Borrower Company, the Borrower irrevocably covenants that during the term of this Agreement, the Borrower shall ensure the Borrower Company:

3.1.1	to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement.

3.1.2	at the request of the Lender (or a party designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or a party designated by the Lender), and to strictly abide by such contracts/agreements;

3.1.3	to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request;

3.1.4	to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income;

3.1.5	at the request of the Lender, to appoint any persons designated by the Lender as the director or the executive director of the Borrower Company;

3.2	:the Borrower covenants that during the term of this Agreement, he/she shall:

3.2.1	endeavor to keep the Borrower Company to be engaged in its principle business and to keep the specific business scope of its business license;

3.2.2	abide by the provisions of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement (the “Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, perform his/her obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

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3.2.3	without the prior written consent of the Lender, not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Interest Pledge Agreement, the Exclusive Option Agreement and the Power of Attorney;

3.2.4	ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to the Lender or the Lender’s designated person;

3.2.5	ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;

3.2.6	immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Company’s assets, business or revenue or relating to the Borrower Equity Interest;

3.2.7	to the extent necessary to maintain his/her ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8	without the prior written consent of the Lender, not cause the Borrower Company to sell, transfer, mortgage or dispose of in any manner any material assets of the Borrower Company or legal or beneficial interest in the material business or revenues of the Borrower Company, or allow the encumbrance thereon of any security interest, and refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;

3.2.9	appoint any designee of the Lender as the director or the executive director of the Borrower Company, at the request of the Lender;

3.2.10	to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated representative(s) at any time, and ensure the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

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3.2.11	to the extent permitted by the laws of China, at the request of the Lender at any time, ensure that the other shareholders of the Borrower Company shall promptly and unconditionally transfer all of their equity interests in the Borrower Company to the Lender or the Lender’s designated representative(s) at any time, and the Borrower hereby waives his/her right of first refusal (if any) with respect to the equity transfer by such other shareholders described in this Section;

3.2.12	in the event that the Lender purchases the Borrower Equity Interest from the Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan (and any interest thereon) to the Lender; and

3.2.13	without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4	Liability for Default

4.1	If the Borrower materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of the Borrower. The Lender is entitled to require the Borrower to rectify or take remedial measures. If the Borrower fails to rectify or take remedial measures within ten (10) days after the Lender delivers a written notice to the Borrower and requires for rectification (or within any other reasonable period required by the Lender), the Lender is entitled to, at its sole discretion, (1) terminate this Agreement and require the Borrower to compensate all the losses; or (2) require specific performance of the obligations of the Borrower under this Agreement and require the Borrower to compensate all the losses. This Section shall not prejudice any other rights of the Lender under this Agreement

4.2	Unless otherwise required by the applicable laws, the Borrower shall not terminate this Agreement unilaterally in any event. Unless otherwise expressly set forth in this Agreement or requested by the Lender in writing, the Borrower shall not, in any event, repay the principal of the Loan or any interest thereon before the termination of the term of the Loan.

4.3	In the event that the Borrower fails to perform the repayment obligations set forth in this Agreement, the Borrower shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrower repays the full principal of the Loan (and any interest thereon), overdue interests and other payable amounts.

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5	Notices

5.1	All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1	Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below

5.1.2	Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

5.1.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email.

5.2	Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms of this Section.

6	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

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7	Governing Law and Resolution of Disputes

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2	In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Shanghai. The arbitration award shall be final and binding on both Parties.

7.3	Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8	Miscellaneous

8.1	This Agreement shall become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2	Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

8.3	In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.4	The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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8.5	Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.5 shall survive the termination of this Agreement.

8.6	This Agreement shall be written in English language in two copies, each Party having one copy.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

Lender:	NIO Co., Ltd.

By:	/s/ Lihong Qin
Name:	Lihong QIN
Title:	Legal Representative

Borrower:	Bin LI

By:	/s/ Bin Li

Loan Agreement

This Loan Agreement (the “Agreement”) is made and entered into by and between the Parties below as of April 19, 2018 in Shanghai, the People’s Republic of China (“China” or the “PRC”):

(1)	NIO Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise, organized and existing under the laws of the PRC, with its registered address at Room 115, No. 569 Anchi Road, Anting Town, Jiading District, Shanghai;

(2)	Lihong QIN (the “Borrower”), a citizen of China with Identification No.: ********.

In this Agreement, each of the Lender and the Borrower shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.	As of the date hereof, the Borrower holds 20% of equity interests in Shanghai Anbin Technology Co., Ltd. (the “Borrower Company”). All of the equity interest now held and hereafter acquired by the Borrower in the Borrower Company shall be referred to as the “Borrower Equity Interest;”

2.	The Lender agrees to provide the Borrower with a loan in the aggregate amount of RMB 6,000,000 to be used for the purposes set forth in this Agreement.

After	friendly consultation, the Parties agree as follows:

1	Loan

1.1	In accordance with the terms and conditions of this Agreement, the Lender agrees to provide to the Borrower a loan in the aggregate amount of RMB 6,000,000 (the “Loan”). Once the Lender receives a notice from the Borrower requesting the provision of all or any part of the Loan during the term of this Agreement, the Lender shall within one (1) month after receiving such notice provide that portion of Loan to the Borrower. The term of the Loan shall be the term of this Agreement. During the term of the Loan, upon occurrence of any of the following circumstances, the term of the Loan shall accelerate and the Borrower shall immediately repay the full amount of the Loan (and any interest thereon):

1.1.1	Thirty (30) days elapsed after the Borrower receives a written notice from the Lender requesting repayment of the Loan (and all interest thereon);

1.1.2	The Borrower’s death, lack, or limitation of civil capacity;

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1.1.3	The Borrower ceases (for any reason) to be a shareholder of the Borrower Company or its affiliates, and the Borrower is not an employee of the Lender, the Borrower Company or their affiliates;

1.1.4	The Borrower engages in criminal act or is involved in criminal activities;

1.1.5	According to the applicable laws of China, foreign investors are permitted to invest in the principal business that is currently conducted by the Borrower Company in China, with a controlling stake and/or in the form of wholly foreign-owned enterprises, the competent government authorities of China begin to approve such investments, and the Lender elects to exercise the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement; or the Lender or the Borrower Company has violated or committed a breach of its representations, warranties, covenants or other obligations under the Exclusive Option Agreement;

1.1.6	The Borrower Company failed to obtain or renew any governmental approval or license necessary for the operation of its core business.

1.2	The Borrower agrees to accept the aforementioned Loan provided by the Lender, and hereby agrees and undertakes to use the Loan solely for the contribution of the registered capital of the Borrower Company, or for the working capital of the Borrower Company. Without the Lender’s prior written consent, the Borrower shall not use the Loan for any purpose other than as set forth herein.

1.3	The Lender and the Borrower hereby agree and confirm that the Borrower shall repay the Loan only through the following means (or other means approved by the Lender): by transferring the Borrower Equity Interest in whole to the Lender or the Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan (principal and any interest thereon) to the Lender or the Lender’s designated persons, in accordance with this Agreement and in the manner designated by the Lender.

1.4	The Lender and the Borrower hereby agree and confirm that to the extent permitted by the applicable laws, the Lender shall have the right (but not the obligation) to purchase or designate other persons (legal or natural persons) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.5	The Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes the Lender or a legal or natural person designated by the Lender to exercise all of the Borrower’s rights as a shareholder of the Borrower Company.

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1.6	When the Borrower transfers the Borrower Equity Interest to the Lender or the Lender’s designated person(s) in accordance with the Exclusive Option Agreement, (1) in the event that the transfer price of such Borrower Equity Interest equals to or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be an interest-free loan, (2) in the event that the transfer price of such Borrower Equity Interest exceeds the actual principal amount of the Loan under this Agreement, the excess over the actual principal amount shall be the interest of the Loan under this Agreement to the extent not prohibited by the PRC laws, and all of such interest shall be repaid by the Borrower to the Lender or otherwise paid by the Borrower to the Lender’s designated person(s) through legal means within ten (10) days after receiving the transfer price.

2	Representations and Warranties

2.1	Between the date of this Agreement and the date of termination of this Agreement, the Lender hereby makes the following representations and warranties to the Borrower:

2.1.1	The Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2	The Lender has the legal capacity to execute and perform this Agreement. The execution and performance by the Lender of this Agreement do not violate the Lender’s articles of association or other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3	This Agreement constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.

2.2	Between the date of this Agreement and the date of termination of this Agreement, the Borrower hereby makes the following representations and warranties:

2.2.1	The Borrower has the legal capacity to execute and perform this Agreement. The Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2	This Agreement constitutes the Borrower’s legal, valid, and binding obligations enforceable in accordance with its terms; and

2.2.3	There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower.

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3	Borrower’s Covenants

3.1	As and when he/she becomes, and for so long as he/she remains a shareholder of the Borrower Company, the Borrower irrevocably covenants that during the term of this Agreement, the Borrower shall ensure the Borrower Company:

3.1.1	to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement.

3.1.2	at the request of the Lender (or a party designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or a party designated by the Lender), and to strictly abide by such contracts/agreements;

3.1.3	to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request;

3.1.4	to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income;

3.1.5	at the request of the Lender, to appoint any persons designated by the Lender as the director or the executive director of the Borrower Company;

3.2	the Borrower covenants that during the term of this Agreement, he/she shall:

3.2.1	endeavor to keep the Borrower Company to be engaged in its principle business and to keep the specific business scope of its business license;

3.2.2	abide by the provisions of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement (the “Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, perform his/her obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

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3.2.3	without the prior written consent of the Lender, not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Interest Pledge Agreement, the Exclusive Option Agreement and the Power of Attorney;

3.2.4	ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to the Lender or the Lender’s designated person;

3.2.5	ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;

3.2.6	immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Company’s assets, business or revenue or relating to the Borrower Equity Interest;

3.2.7	to the extent necessary to maintain his/her ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8	without the prior written consent of the Lender, not cause the Borrower Company to sell, transfer, mortgage or dispose of in any manner any material assets of the Borrower Company or legal or beneficial interest in the material business or revenues of the Borrower Company, or allow the encumbrance thereon of any security interest, and refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;

3.2.9	appoint any designee of the Lender as the director or the executive director of the Borrower Company, at the request of the Lender;

3.2.10	to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated representative(s) at any time, and ensure the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

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3.2.11	to the extent permitted by the laws of China, at the request of the Lender at any time, ensure that the other shareholders of the Borrower Company shall promptly and unconditionally transfer all of their equity interests in the Borrower Company to the Lender or the Lender’s designated representative(s) at any time, and the Borrower hereby waives his/her right of first refusal (if any) with respect to the equity transfer by such other shareholders described in this Section;

3.2.12	in the event that the Lender purchases the Borrower Equity Interest from the Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan (and any interest thereon) to the Lender; and

3.2.13	without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4	Liability for Default

4.1	If the Borrower materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of the Borrower. The Lender is entitled to require the Borrower to rectify or take remedial measures. If the Borrower fails to rectify or take remedial measures within ten (10) days after the Lender delivers a written notice to the Borrower and requires for rectification (or within any other reasonable period required by the Lender), the Lender is entitled to, at its sole discretion, (1) terminate this Agreement and require the Borrower to compensate all the losses; or (2) require specific performance of the obligations of the Borrower under this Agreement and require the Borrower to compensate all the losses. This Section shall not prejudice any other rights of the Lender under this Agreement

4.2	Unless otherwise required by the applicable laws, the Borrower shall not terminate this Agreement unilaterally in any event. Unless otherwise expressly set forth in this Agreement or requested by the Lender in writing, the Borrower shall not, in any event, repay the principal of the Loan or any interest thereon before the termination of the term of the Loan.

4.3	In the event that the Borrower fails to perform the repayment obligations set forth in this Agreement, the Borrower shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrower repays the full principal of the Loan (and any interest thereon), overdue interests and other payable amounts.

Strictly Confidential

5	Notices

5.1	All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1	Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below

5.1.2	Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

5.1.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email.

5.2	Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms of this Section.

6	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

Strictly Confidential

7	Governing Law and Resolution of Disputes

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2	In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Shanghai. The arbitration award shall be final and binding on both Parties.

7.3	Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8	Miscellaneous

8.1	This Agreement shall become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2	Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

8.3	In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.4	The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

Strictly Confidential

8.5	Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.5 shall survive the termination of this Agreement.

8.6	This Agreement shall be written in English language in two copies, each Party having one copy.

Strictly Confidential

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

Lender: NIO Co., Ltd.

By:	/s/ Lihong Qin

Name:	Lihong QIN
Title:	Legal Representative

Borrower: Lihong QIN

By:	/s/ Lihong Qin